UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2014

State or Other Jurisdiction of Incorporation	Exact Name of Registrant as specified in its Charter, Address of Principal Executive Offices, Zip Code and Telephone Number (Including Area Code)	Commission File Number	IRS Employer Identification No.

Delaware	PEPCO HOLDINGS, INC. 701 Ninth Street, N.W. Washington, D.C. 20068 Telephone: (202)872-2000	001-31403	52-2297449

District of Columbia and Virginia	POTOMAC ELECTRIC POWER COMPANY 701 Ninth Street, N.W. Washington, D.C. 20068 Telephone: (202)872-2000	001-01072	53-0127880

Delaware and Virginia	DELMARVA POWER & LIGHT COMPANY 500 North Wakefield Drive Newark, DE 19702 Telephone: (202)872-2000	001-01405	51-0084283

New Jersey	ATLANTIC CITY ELECTRIC COMPANY 500 North Wakefield Drive Newark, DE 19702 Telephone: (202)872-2000	001-03559	21-0398280

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS COMBINED FORM 8-K IS BEING SEPARATELY FILED BY EACH OF PEPCO HOLDINGS, INC., POTOMAC ELECTRIC POWER COMPANY, DELMARVA POWER & LIGHT COMPANY AND ATLANTIC CITY ELECTRIC COMPANY. INFORMATION CONTAINED HEREIN RELATING TO ANY INDIVIDUAL REGISTRANT IS FILED BY SUCH REGISTRANT ON ITS OWN BEHALF. NO REGISTRANT MAKES ANY REPRESENTATION AS TO INFORMATION RELATING TO ANY OTHER REGISTRANT.

Item 1.01.	Entry into a Material Definitive Agreement.

On April 29, 2014, Pepco Holdings, Inc., a Delaware corporation (the “Company” or “PHI”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Exelon Corporation, a Pennsylvania corporation (“Parent” or “Exelon”), and Purple Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of common stock, par value $0.01 per share, of the Company (the “Common Stock”) (other than (i) shares owned by Parent, Merger Sub or any other direct or indirect wholly-owned subsidiary of Parent and shares owned by the Company or any direct or indirect wholly-owned subsidiary of the Company, and in each case not held on behalf of third parties (but not including shares held by the Company in any “rabbi trust” or similar arrangement in respect of any compensation plan or arrangement) and (ii) shares that are owned by stockholders who have perfected and not withdrawn a demand for appraisal rights pursuant to Delaware law), will be canceled and converted into the right to receive $27.25 in cash, without interest.

In connection with the Merger, the Company entered into a Subscription Agreement (the “Subscription Agreement”) with Parent, pursuant to which the Company issued to Parent on April 30, 2014, 9,000 originally issued shares of non-voting, non-convertible and non-transferable preferred stock, par value $0.01 per share (the “Non-voting Preferred Stock”), for a purchase price of $90,000,000. Parent also committed pursuant to the Subscription Agreement to purchase 1,800 originally issued shares of Non-voting Preferred Stock for a purchase price of $18,000,000 at the end of each 90 day period following the date of the Subscription Agreement, up to a maximum of 18,000 shares of Non-voting Preferred Stock for a maximum aggregate consideration of $180,000,000. The Non-voting Preferred Stock will be entitled to receive a cumulative, non-participating cash dividend of 0.1% per annum, payable quarterly. The proceeds from the issuance of the Non-voting Preferred Stock are not subject to restrictions and are intended to prepay a reverse termination fee from Parent to the Company, and the Non-voting Preferred Stock will be redeemable on the terms and in the circumstances discussed below and as more fully set forth in the Merger Agreement and the Subscription Agreement. The designation, privileges, rights, qualifications, limitations and restrictions of the Non-voting Preferred Stock are further described in the certificate of designation attached to the Subscription Agreement and filed as Exhibit 3.1 to this Current Report on Form 8-K. Copies of the Merger Agreement and the Subscription Agreement are attached as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K.

Consummation of the Merger is subject to the satisfaction or waiver of specified closing conditions, including (i) the approval of the Merger by the holders of a majority of the outstanding shares of the Common Stock of the Company, (ii) the receipt of regulatory approvals required to consummate the Merger, including, approvals from the Federal Energy Regulatory Commission, the Federal Communications Commission, the Delaware Public Service Commission, the District of Columbia Public Service Commission, the Maryland Public Service Commission, the New Jersey Board of Public Utilities and the Virginia State Corporation Commission, (iii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and (iv) other customary closing conditions, including (a) the accuracy of each party’s representations and warranties (subject to customary materiality qualifiers) and (b) each party’s compliance with its obligations and covenants contained in the Merger Agreement. In addition, the obligations of Parent and Merger Sub to consummate the Merger are subject to the required regulatory approvals not, individually or in the aggregate, imposing terms, conditions, obligations or commitments that constitute a burdensome condition (as defined in the Merger Agreement).

The Merger Agreement may be terminated by each of the Company and Parent under certain circumstances, including if the Merger is not consummated by July 29, 2015 (subject to extension to October 29, 2015, if all of the conditions to closing, other than the conditions related to obtaining regulatory approvals, have been satisfied). The Merger Agreement also provides for certain termination rights for both the Company and Parent, and further provides that, upon termination of the Merger Agreement under certain specified circumstances, the Company will be required to pay Parent a termination fee of $259 million or reimburse Parent expenses up to $40 million (which reimbursement shall reduce on a dollar for dollar basis any termination fee subsequently payable by the Company), provided, however, that if the Merger Agreement is terminated in connection with an acquisition proposal made under certain circumstances by a person who made an acquisition proposal between April 1, 2014 and the date of the Merger Agreement, the termination fee will be $293 million plus reimbursement of Parent expenses up to $40 million (not subject to offset). In addition, if the Merger Agreement is terminated under certain circumstances due to the failure to obtain regulatory approvals or the breach by Parent of its obligations in respect of obtaining regulatory approvals (a “Regulatory Termination”), Parent will pay the Company a reverse termination fee equal to the purchase price paid up to the date of termination by Parent to purchase the Non-voting Preferred Stock (the “Preferred Stock Purchase Price”), by redeeming the Non-voting Preferred Stock for nominal consideration. If the Merger Agreement is terminated other than for a Regulatory Termination, the Company will redeem the Non-voting Preferred Stock for a redemption price equal to the Preferred Stock Purchase Price.

The Merger Agreement also contains customary representations, warranties and covenants of the Company, Parent and Merger Sub. Many of the representations made by the Company are subject to and qualified by a Company Material Adverse Effect standard (as defined in the Merger Agreement). The Company and Parent have also made certain covenants in the Merger Agreement, including covenants regarding the operation of the business of the Company and its subsidiaries prior to the effective time of the Merger and a customary non-solicitation covenant prohibiting the Company from soliciting, providing non-public information or entering into discussions or negotiations concerning proposals relating to alternative business combination transactions, except as permitted under the Merger Agreement.

The representations, warranties and covenants of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Merger Sub. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Merger Agreement, (b) have been qualified by confidential disclosures made to Parent and Merger Sub in connection with the Merger Agreement, (c) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (e) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that the Company files with the SEC.

The foregoing summary of the Merger Agreement, the Subscription Agreement and the certificate of designation and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Merger Agreement, the Subscription Agreement and the certificate of designation attached as Exhibits 2.1, 2.2 and 3.1, respectively, and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Pursuant to the Merger Agreement and the Subscription Agreement, the Company has agreed, subject to the terms and conditions of the Merger Agreement and the Subscription Agreement, to issue to Parent a certain number of shares of Non-voting Preferred Stock in connection with the Merger. The issuances of such shares are exempt from the registration requirement of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof because such issuances do not involve a public offering.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) The information set forth in each of Item 1.01 and Item 3.02 is incorporated herein by reference. The certificate of designation was filed with the Secretary of State of Delaware as an amendment to the Restated Certificate of Incorporation of the Company, effective as of April 30, 2014.

Cautionary Statements Regarding Forward-Looking Information

Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed merger, integration plans and expected synergies, the expected timing of completion of the transaction, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of PHI and its utility subsidiaries. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example, (1) PHI may be unable to obtain shareholder approval required for the merger; (2) PHI or Exelon may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or cause the companies to abandon the merger; (3) conditions to the closing of the merger may not be satisfied; (4) an unsolicited offer of another company to acquire assets or capital stock of PHI could interfere with the merger; (5) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (6) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (7) the merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (9) the businesses of PHI and its utility subsidiaries may suffer as a result of uncertainty surrounding the merger; (10) PHI and its utility subsidiaries may not realize the values expected to be obtained for properties expected or required to be sold; (11) the industry may be subject to future regulatory or legislative actions that could adversely affect PHI and its utility subsidiaries; and (12) PHI and its utility subsidiaries may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Discussions of some of these other important factors and assumptions are contained in PHI’s filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including PHI’s 2013 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data. These risks as well as other risks associated with the proposed merger will be more fully discussed in the proxy statement that PHI intends to file with the SEC and mail to its stockholders in connection with the proposed merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. PHI does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication. New factors emerge from time to time, and it is not possible for PHI to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on PHI’s or its utility subsidiaries’ businesses (either individually or collectively) or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any specific factors that may be provided should not be construed as exhaustive.

Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote or approval. PHI intends to file with the SEC and mail to its stockholders a proxy statement in connection with the proposed merger transaction. PHI URGES INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about Exelon, PHI and the proposed merger. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of PHI’s proxy statement (when it becomes available) may be obtained free of charge from Pepco Holdings, Inc., Corporate Secretary, 701 Ninth Street, N.W., Room 1300, Washington, D.C. 20068. Investors and security holders may also read and copy any reports, statements and other information filed by PHI with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

Exelon, PHI, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Exelon’s directors and executive officers is available in its proxy statement filed with the SEC on April 2, 2014 in connection with its 2014 annual meeting of stockholders, and information regarding PHI’s directors and executive officers is available in its proxy statement filed with the SEC on March 25, 2014 in connection with its 2014 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement And Plan Of Merger, dated as of April 29, 2014, among Pepco Holdings, Inc., Exelon Corporation and Purple Acquisition Corp.

2.2	Subscription Agreement, dated as of April 29, 2014, between Pepco Holdings, Inc. and Exelon Corporation

3.1	Certificate of Designation for Series A Non-Voting Non-Convertible Preferred Stock

3.2	Restated Certificate of Incorporation of the Company (incorporated by reference from Exhibit 3.1 to the Company’s Form 10-K, March 13, 2006)

4.1	Certificate of Series A Non-Voting Non-Convertible Preferred Stock (incorporated by reference from Exhibit 3.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC.
(Registrant)

Date:	April 30, 2014	/s/ JOSEPH M. RIGBY
		Name:	Joseph M. Rigby
		Title:	Chairman of the Board, President and Chief Executive Officer

POTOMAC ELECTRIC POWER COMPANY DELMARVA POWER & LIGHT COMPANY ATLANTIC CITY ELECTRIC COMPANY
(Registrants)

Date:	April 30, 2014	/s/ DAVID M. VELAZQUEZ
		Name:	David M. Velazquez
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement And Plan Of Merger, dated as of April 29, 2014, among Pepco Holdings, Inc., Exelon Corporation and Purple Acquisition Corp.

2.2	Subscription Agreement, dated as of April 29, 2014, between Pepco Holdings, Inc. and Exelon Corporation

3.1	Certificate of Designation for Series A Non-Voting Non-Convertible Preferred Stock

3.2	Restated Certificate of Incorporation of the Company (incorporated by reference from Exhibit 3.1 to the Company’s Form 10-K, March 13, 2006)

4.1	Certificate of Series A Non-Voting Non-Convertible Preferred Stock (incorporated by reference from Exhibit 3.1)